UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2008
BEIJING MED-PHARM CORPORATION

(Exact name of registrant specified in its charter)

Delaware	000-51409	20-0434726

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 W. Germantown Pike, Suite 400,
Plymouth Meeting, Pennsylvania	19462

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone, including area code: (610) 940-1675
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On January 28, 2008, Alliance BMP Limited, an investment vehicle based in the United Kingdom that is 80 percent-owned by Alliance Boots Ltd., and 20 percent-owned by Beijing Med-Pharm Corporation (the “Company”), completed its acquisition of a 50 percent stake in Guangzhou Pharmaceuticals Corporation. The transaction involved a total capital investment of RMB 545 million ($74.6 million, as of the determination date for the closing payment) in cash paid by Alliance BMP Limited to Guangzhou Pharmaceuticals Corporation in exchange for a 50 percent ownership interest in Guangzhou Pharmaceuticals Corporation, with Guangzhou Pharmaceutical Company Ltd. owning the remaining 50 percent ownership interest in Guangzhou Pharmaceuticals Corporation. The terms of the Alliance BMP Limited joint venture are set forth in a Shareholders’ Agreement (the “Shareholders’ Agreement”) dated January 18, 2007, by and among the Company, Alliance Boots Ltd. and Alliance BMP Limited.
The Company previously made a payment of $2.7 million to Alliance BMP Limited and on January 4, 2008 made an additional payment of $12.3 million to Alliance BMP Limited.
The Shareholders’ Agreement and the investment in Guangzhou Pharmaceuticals Corporation are more fully described in the Company’s Current Report on Form 8-K filed with the SEC on January 30, 2007, with the entire text of the Shareholders’ Agreement attached as Exhibit 99.1 thereto, which is incorporated by reference herein.
Item 8.01 Other Events.
On January 29, 2008, the Company issued a press release announcing the closing of the acquisition of a 50 percent stake in Guangzhou Pharmaceuticals Corporation. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
On February 1, 2008, the Company issued a press release announcing the receipt of approval from the Ministry of Commerce of the People’s Republic of China of the Company’s acquisition of 63.3 percent of Shanghai Rongheng Pharmaceuticals Co. Ltd. The Company expects to close the transaction in the first quarter of 2008. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The financial statements required to be filed under this item, if any, are not included in this report. Any required financial statements will be filed by amendment to this report no later than 71 calendar days after the date this report is required to be filed.
(b) Pro Forma Financial Information

The pro forma financial information required to be filed under this item, if any, is not included in this report. Any required pro forma financial information will be filed by amendment to this report no later than 71 calendar days after the date this report is required to be filed.
(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated January 29, 2008

99.2	Press Release, dated February 1, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIJING MED-PHARM CORPORATION

Date:	February 1, 2008	By:	/s/ Fred M. Powell

Name: Fred M. Powell
Title: Chief Financial Officer

Exhibit Number	Description of Exhibit

99.1	Press Release, dated January 29, 2008

99.2	Press Release, dated February 1, 2008